                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Roper Industries, Inc.

     As independent public accountants, we hereby consent to the incorporation of our report included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2000 (File No. 1-12273) into this Registration Statement.



                                 ARTHUR ANDERSEN LLP


April 16, 2001
Atlanta, Georgia